UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2023 (July 28, 2023)

Compute Health Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40001	85-3449307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 North Market Street

4th Floor

Wilmington, DE 19890

(Address of principal executive offices)

(212) 829-3500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-quarter of one Redeemable Warrant	CPUH.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the Units	CPUH	The New York Stock Exchange
Redeemable Warrants included as part of the Units, each exercisable for one share of Class A common stock for $11.50 per share	CPUH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

In a special meeting of the stockholders (the “Special Meeting”) of Compute Health Acquisition Corp., a Delaware corporation (“Compute Health”), held on July 26, 2023 at 9:00 a.m., Eastern Time, virtually via live webcast and in person, in connection with the stockholder vote on proposals related to the previously announced business combination pursuant to that certain Business Combination Agreement, dated as of February 9, 2023, as amended on May 2, 2023 (the “Business Combination Agreement”), by and among Compute Health, Compute Health Corp., a Delaware corporation and direct, wholly-owned subsidiary of Compute Health, Compute Health LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Compute Health, Allurion Technologies Holdings, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Allurion (as defined below) (“New Allurion”), and Allurion Technologies, Inc., a Delaware corporation (“Allurion”), which provides for, among other things, the merger of Compute Health with and into New Allurion, with New Allurion surviving (together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), holders of 26,961,579 shares of Compute Health common stock (consisting of 5,429,079 shares of Compute Health Class A common stock and 21,532,500 shares of Compute Health Class B common stock) were present virtually or represented by proxy, representing approximately 87.7% of Compute Health’s common stock outstanding and entitled to vote as of July 3, 2023, the record date for the Special Meeting, and constituting a quorum for the transaction of business.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final voting results for each matter submitted to a vote of Compute Health stockholders at the Special Meeting are set forth below:

1.	The Business Combination Proposals: To approve the Business Combination Agreement and the Business Combination.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,900,639	57,235	3,705	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,368,139	57,235	3,705	N/A

2.	The Organizational Documents Proposal: To approve the proposed new certificate of incorporation (the “Proposed Charter”) and the proposed new bylaws (the “Proposed Bylaws”) of New Allurion.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,758,773	199,101	3,705	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,226,273	199,101	3,705	N/A

3.

The Advisory Organizational Documents Proposals: To approve, on a non-binding advisory basis, certain governance provisions in the Proposed Charter and the Proposed Bylaws, which are being presented separately in accordance with United States Securities and Exchange Commission guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as seven sub-proposals:

A.	Advisory Organizational Documents Proposal A: To change the corporate name of New Allurion to “Allurion Technologies, Inc.” from and after the time of the Business Combination.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,762,131	194,753	4,695	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,229,631	194,753	4,695	N/A

B.

Advisory Organizational Documents Proposal B: To increase New Allurion’s capitalization so that it will have 1,000,000,000 authorized shares of common stock, par value $0.0001, and 100,000,000 authorized shares of preferred stock, par value $0.0001.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,745,166	207,580	8,833	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,212,666	207,580	8,833	N/A

C.	Advisory Organizational Documents Proposal C: To divide the New Allurion board of directors into three classes with staggered three-year terms.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,753,013	203,300	5,266	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,220,513	203,300	5,266	N/A

D.

Advisory Organizational Documents Proposal D: To provide that the removal of any director be only for cause and only by the affirmative vote of holders of at least 66 2/3% of New Allurion’s then-outstanding shares of capital stock entitled to vote at an election of directors.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,737,650	216,553	7,376	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,205,150	216,553	7,376	N/A

E.

Advisory Organizational Documents Proposal E: To not include in the Proposed Charter any requirement that New Allurion be dissolved and liquidated 30 months following the closing of its initial public offering, and to not include in the Proposed Charter provisions applicable only to blank check companies.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,755,766	199,068	6,745	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,223,266	199,068	6,745	N/A

F.	Advisory Organizational Documents Proposal F: To provide that New Allurion stockholders may only act by holding a stockholders meeting.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,745,036	211,178	5,365	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,212,536	211,178	5,365	N/A

G.

Advisory Organizational Documents Proposal G: To provide that the New Allurion board of directors would be expressly authorized to adopt, amend, alter or repeal the Proposed Bylaws on an affirmative vote of the majority of directors. In addition, to provide that the Proposed Bylaws could be amended or repealed by New Allurion stockholders by the affirmative vote of the holders of at least 66 2/3% of the then-outstanding shares of capital stock of New Allurion entitled to vote on such amendment or repeal, voting together as a single class; unless the New Allurion board of directors recommends that New Allurion stockholders approve such amendment or repeal at such meeting of New Allurion stockholders, in which case such amendment or repeal shall only require the affirmative vote of the majority of outstanding shares of capital stock of New Allurion entitled to vote on such amendment or repeal, voting together as a single class.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,740,020	211,843	9,716	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,207,520	211,843	9,716	N/A

4.

The Exchange Proposal: To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange (“NYSE”), the issuance of shares of common stock of New Allurion in connection with the Business Combination.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,752,969	200,032	8,578	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,220,469	200,032	8,578	N/A

5.	The Equity Incentive Plan Proposal: To approve and adopt the New Allurion 2023 Stock Option and Incentive Plan, including the authorization of the initial share reserve thereunder.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,735,368	213,395	12,816	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,202,868	213,395	12,816	N/A

6.

The Adjournment Proposal: To approve the adjournment of the Special Meeting, if necessary, to permit the further solicitation and vote of proxies if any of proposals 1, 2, 4 or 5 would not be adopted or if Compute Health determines that one or more of the closing conditions under the Business Combination Agreement is not satisfied or waived.

Compute Health common stock

For	Against	Abstain	Broker Non-Votes
26,752,561	200,163	8,855	N/A

Compute Health Class A common stock

For	Against	Abstain	Broker Non-Votes
5,220,061	200,163	8,855	N/A

Item 7.01	Regulation FD Disclosure.

On July 28, 2023, Compute Health issued a press release (the “Press Release”) announcing the results of the Special Meeting. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Compute Health under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

The closing of the Business Combination is anticipated to take place on August 1, 2023. The New Allurion common stock and public warrants are expected to commence trading on NYSE under the symbols “ALUR” and “ALUR WS,” respectively, on August 2, 2023.

Item 8.01	Other Events.

In connection with the stockholder vote at the Special Meeting, Compute Health’s public stockholders had the right to elect to redeem all or a portion of their shares of Compute Health Class A common stock for a per share price calculated in accordance with Compute Health’s organizational documents. Public stockholders holding 5,649,904 shares of Compute Health Class A common stock, representing approximately 61.3% of the outstanding shares of Compute Health Class A common stock, validly elected to redeem their public shares. Compute Health’s public stockholders who elected to redeem their public shares may revoke their elections at any time prior to the closing of the Business Combination.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination between Compute Health, Allurion and New Allurion.. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements. They reflect the current beliefs and assumptions of Compute Health’s management and Allurion’s management and are based on the information currently available to Compute Health’s management and Allurion’s management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Compute Health’s securities; (ii) the risk that the Proposed Transactions may not be completed by Compute Health’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Compute Health; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including, but not limited to the satisfaction of the Net Closing Cash amount and the receipt of certain governmental and regulatory approvals;

(iv) changes to the proposed structure of the Proposed Transactions that may be required, or considered appropriate, as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the ability to complete the PIPE Financing, the Fortress Financing and the Revenue Interest Financing (each as defined in the Business Combination Agreement); (vii) Compute Health’s ability to acquire sufficient sources of funding if and when needed; (viii) the effect of the announcement or pendency of the Proposed Transactions on Allurion’s business relationships, operating results and business generally; (ix) risks that the Proposed Transactions disrupt current plans and operations of Allurion; (x) the ability of New Allurion, following the consummation of the Proposed Transactions (the “Surviving Corporation”), to implement business plans, forecasts and other expectations after the completion of the Proposed Transactions, and identify and realize additional opportunities; (xi) significant risks, assumptions, estimates and uncertainties related to the projected financial information with respect to Allurion; (xii) the outcome of any legal proceedings that may be instituted against Allurion, New Allurion or Compute Health following the announcement of the Business Combination Agreement or the Proposed Transactions; (xiii) Allurion’s ability to commercialize current and future products and services and create sufficient demand among health care providers and patients; (xiv) Allurion’s ability to successfully complete current and future preclinical studies and clinical trials of the Allurion Gastric Balloon and any other future product candidates; (xv) Allurion’s ability to obtain market acceptance of the Allurion Gastric Balloon as safe and effective; (xvi) Allurion’s ability to cost-effectively sell existing and future products through existing distribution arrangements with distributors and/or successfully adopt a direct sales force as part of a hybrid sales model that includes both distributors and a direct sales effort; (xvii) Allurion’s ability to obtain regulatory approval or clearance in the U.S. and certain non-U.S. jurisdictions for current and future products and maintain previously obtained approvals and/or clearances in those jurisdictions where Allurion’s products and services are currently offered; (xviii) Allurion’s ability to accurately forecast customer demand and manufacture sufficient quantities of product that patients and health care providers request; (xix) Allurion’s ability to successfully compete in the highly competitive and rapidly changing regulated industries in which Allurion operates, and effectively address changes in such industries, including changes in competitors’ products and services and changes in the laws and regulations that affect Allurion; (xx) Allurion’s ability to successfully manage future growth and any future international expansion of Allurion’s business and navigate the risks associated with doing business internationally; (xxi) Allurion’s ability to obtain and maintain intellectual property protection for its products and technologies and acquire or license intellectual property from third parties; (xxii) the ability of Allurion to retain key executives; (xxiii) the ability to obtain and maintain the listing of Compute Health’s or the Surviving Corporation’s securities on a national securities exchange; (xxiv) Allurion’s ability to properly train physicians in the use of the Allurion Gastric Balloon and other services it offers in its practices; (xxv) the risk of downturns in the market and Allurion’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xxvi) fees, costs and expenses related to the Proposed Transactions; (xxvii) the risk that the collaboration agreement with Medtronic, Inc. will not be signed and that the parties will not achieve the expected benefits, incremental revenue and opportunities from such arrangement; (xxviii) the failure to realize anticipated benefits of the Proposed Transactions or to realize estimated pro forma results and underlying assumptions; and (xxix) sanctions against Russia, reductions in consumer confidence, heightened inflation, production disruptions in Europe, cyber disruptions or attacks, higher natural gas costs, higher manufacturing costs and higher supply chain costs. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Compute Health’s Form S-1 (File No. 333-252245) and Annual Report on Form 10-K for the year ended December 31, 2022 and the Registration Statement on Form S-4 and proxy statement/prospectus, when available, and other documents filed by Compute Health and New Allurion from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and none of Allurion, New Allurion or Compute Health assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. None of Compute Health, Allurion or New Allurion gives any assurance that Compute Health, Allurion or New Allurion will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of July 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compute Health Acquisition Corp.

By:	/s/ Joshua Fink
	Name:	Joshua Fink
	Title:	Co-Chief Executive Officer

Dated: July 28, 2023